SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported)
                                  June 30, 1998



                         NORTHEAST INDIANA BANCORP, INC.
                         -------------------------------
             (Exact name of Registrant as specified in its Charter)



     Delaware                      0-26012                          35-1948594
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  (State or other            (Commission File Number)             (IRS Employer
  jurisdiction of                                                 Identification
  incorporation)                                                   Number)



648 North Jefferson Street, Huntington, Indiana                    46750
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(Address of principal executive offices)                         (Zip Code)


Registrant's telephone number, including area code:         (219) 356-3311
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                                       N/A
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         (Former name or former address, if changed since last report)

Item 5.  Other Events

Northeast Indiana Bancorp, Inc. issued a press release dated July 17, 1998, attached hereto as Exhibit 28.1 announcing First Quarter Earnings.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (c)      Exhibits

                        Exhibit  28.1 Press  Release  dated July 17, 1998.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.



                                         NORTHEAST INDIANA BANCORP, INC.

                                         \S\ STEPHEN E. ZAHN
                                          ------------------------------------
Date: July 17, 1998                 By:
                                         Stephen E. Zahn
                                         President and Chief Executive Officer